LORD ABBETT MUNICIPAL	LORD ABBETT MUNICIPAL
INCOME FUND, INC.	INCOME TRUST

Minnesota Tax Free Fund	Florida Tax Free Trust
Texas Tax Free Fund	Michigan Tax Free Trust
Washington Tax Free Fund

Supplement dated September 17, 2007 to the
Prospectus dated September 14, 2007
(Class A, B, C and P Shares)

The section of the Prospectus titled “The Funds” is supplemented with the following:

The Funds’ Boards have approved a proposal to reorganize each of the Florida Tax Free Trust, Michigan Tax Free Trust, Minnesota Tax Free Fund, Texas Tax Free Fund and Washington Tax Free Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into the National Tax Free Fund, a series of Lord Abbett Municipal Income Fund, Inc. (the “Acquiring Fund”).  Lord, Abbett & Co. LLC, the Funds’ investment adviser, believes that the proposed reorganizations would permit shareholders of each Acquired Fund to pursue substantially similar investment objectives and strategies through an investment in the Acquiring Fund, which has a significantly larger portfolio, greater investment flexibility, enhanced opportunities for portfolio diversification and the potential for lower expenses through economies of scale.  The reorganization of an Acquired Fund into the Acquiring Fund would result in the termination of the Acquired Fund and would cause shareholders of the Acquired Fund to become shareholders of the Acquiring Fund. Following the reorganizations, shares of each Acquired Fund would no longer be offered.  The proposed reorganization of each Acquired Fund into the Acquiring Fund requires shareholder approval.  Accordingly, each Acquired Fund’s shareholders of record as of September 14, 2007 will be asked to approve its reorganization at a shareholder meeting scheduled to be held on December 7, 2007.  A proxy statement/prospectus describing the proposed reorganizations in detail and setting forth pertinent information about the Acquiring Fund will be mailed on or about October 5, 2007 to such shareholders of record.  If you would like more information about the proposed reorganizations, you may obtain a copy of the proxy statement/prospectus by writing to the Funds, by calling 888-522-2388 or via the Internet at www.LordAbbett.com.